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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 12, 2004
                                                 -------------------------------


                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                      333-84486                 41-0365145
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



     4001 LEXINGTON AVENUE NORTH
       ARDEN HILLS, MINNESOTA                                      55126
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (651) 481-2222
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ITEM 5.02.  DEPARTURE OF PRINCIPAL OFFICER.


           Land O'Lakes, Inc. (the "Company") announced today that Robert DeGregorio notified the Company that he has decided to resign from his positions as Executive Vice President of the Company's feed division, President of Land O'Lakes Purina Feed LLC and President of Purina Mills, LLC, effective as of November 12, 2004. The Company will immediately undertake an executive search for his successor.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             LAND O'LAKES, INC.


Date:  November 12, 2004                     /s/ Peter S. Janzen
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                                             Peter S. Janzen
                                             Vice President
                                             and General Counsel